UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) May 9, 2019

OLD REPUBLIC INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

(312) 346-8100
(Registrant’s telephone number, including area code)

N /A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officer; Election of Directors Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2019, Old Republic International Corporation (the “Company”) announced several changes in its senior executive ranks effective October 1, 2019.

Craig Smiddy (55) the Company’s President and Chief Operating Officer will assume the position of President and Chief Executive Officer. He will concurrently join the Board of Directors and its Executive Committee. Mr. Smiddy has served as the Company’s President and Chief Operating Officer since May 2018. Prior to that he served as President and Chief Operating Officer of Old Republic General Insurance Group, Inc., the Company’s property and casualty insurance business subsidiary and largest operating segment. Mr. Smiddy does not have any family relationships with other officers or directors of the Company. There are no arrangements or understanding between Mr. Smiddy and any person or entity concerning his selection as a director and there is no plan, contract, arrangement or material compensation agreement with him other than as has been disclosed in the Company’s definitive proxy statement filed April 15, 2019.

R. Scott Rager (70) the Company’s Executive Vice Chairman will retire effective October 1, 2019, following a most successful 40-year career with the Company and several subsidiaries.

Aldo C. Zucaro (80) Chairman and CEO will retire as Chief Executive Officer. He will continue as Chairman of the Board and its Executive Committee.

In making the announcement, the Board of Directors expressed its deep appreciation for Mr. Rager’s many years of active service and for Mr. Zucaro’s 25 years of service as Chief Executive Officer. It has every confidence that the continuity of long-established governance and operating practices will lead to an orderly passage of executive responsibilities to Craig Smiddy as the sixth CEO in ORI’s 95-year history.

A full text of the Company’s announcement is included as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

                    99.1 Press Release dated May 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: May 9, 2019	By: /s/ John R. Heitkamp, Jr.
John R. Heitkamp, Jr.
Senior Vice President,
Secretary and General Counsel

INDEX TO EXHIBITS
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Exhibits

    99.1 Press Release dated May 9, 2019.